                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 10, 1998

                          --------------------------


                           NEXAR TECHNOLOGIES, INC.
             -----------------------------------------------------
             EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                            0-29294                        04-3268334
-----------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION                   (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)    FILE NUMBER)         IDENTIFICATION NUMBER)





           257 TURNPIKE ROAD, SOUTHBOROUGH, MASSACHUSETTS      01772
           ---------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


                                (508) 485-7900
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEMS 1 THROUGH 4, 6 AND 8 NOT APPLICABLE.


ITEM 5.    OTHER EVENTS.
           -------------

  REFERENCE IS MADE TO THE PRESS RELEASE ISSUED TO THE PUBLIC BY THE REGISTRANT ON DECEMBER 10, 1998 THE TEXT OF WHICH IS ATTACHED HERETO AS AN EXHIBIT, FOR A DESCRIPTION OF THE EVENTS REPORTED PURSUANT TO THIS FORM 8-K.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
           -------------------------------------------------------------------

      (C)  EXHIBITS

     99.1. TEXT OF PRESS RELEASE DATED DECEMBER 10, 1998.

                                  SIGNATURES




  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                        NEXAR TECHNOLOGIES, INC.

DATED: DECEMBER 10, 1998
                                        BY: ALBERT J. AGBAY
                                        CHIEF EXECUTIVE OFFICER